Goodwill and Intangible Assets - Schedule of Estimated Future Amortization Expense of Intangible Assets Excluding Patents Currently in Process (Detail) - USD ($) $ in Thousands	Mar. 31, 2016	Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
2016		$ 116,096
2016-Remaining Period	$ 87,447
2017	101,340	100,808
2018	89,755	89,277
2019	78,114	77,696
2020	67,351	66,984
Thereafter	107,061	106,526
Total estimated amortization expense	$ 531,068	$ 557,387